UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           ____________________

                                FORM 8-K

                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



                              August 13, 2003
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             Date of report: (Date of earliest event reported)



                          Minden Bancorp, Inc.
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         (Exact name of registrant as specified in its charter)


        United States               0-49882                13-4203146
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
  of incorporation)                                      Identification No.)


415 Main Street, Minden, Louisiana                              71058
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(Address of principal executive offices)                     (Zip code)


                                (318) 377-0523
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits

               99.1 Press Release reporting earnings for the quarter ended June 30, 2003.



Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     On August 13, 2003, Minden Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended June 30, 2003.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MINDEN BANCORP, INC.



Date: August 15, 2003           By:  /s/ A. David Evans
                                     -----------------------------
                                     A. David Evans
                                     Chairman, President and Chief
                                     Executive Officer

































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